UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2025
(Date of earliest event reported)

BANK 2025-BNK50
(Central Index Key Number 0002062966)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

(Exact name of sponsor as specified in its charter)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On June 18, 2025, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2025 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Trimont LLC, as general master servicer, K-Star Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the BANK 2025-BNK50, Commercial Mortgage Pass-Through Certificates, Series 2025-BNK50.

The certificates represent, in the aggregate, the entire beneficial ownership in BANK 2025-BNK50 (the “Issuing Entity”), a common law trust formed on June 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-four (34) mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-one (71) commercial, multifamily and/or residential cooperative properties.

The Mortgage Loan secured by the mortgaged property identified as “Coastal Equities Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Coastal Equities Portfolio Mortgage Loan”), which represents approximately 9.98% of the initial pool balance and is an asset of the Issuing Entity, is part of a whole loan (the “Coastal Equities Portfolio Whole Loan”) that also includes four (4) additional pari passu promissory notes, each of which are not an asset of the Issuing Entity.

As of October 16, 2025, the Coastal Equities Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2025 (the “WFCM 2025-C65 Pooling and Servicing Agreement”) by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2025-C65 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the WFCM 2025-C65 Pooling and Servicing Agreement applicable to the servicing of the Coastal Equities Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 2, 2025. The WFCM 2025-C65 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 16, 2025	J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director